Unaudited Pro forma Information of Summary of Results of Operations (Detail) - Bigtera - USD ($) $ / shares in Units, shares in Thousands, $ in Thousands	12 Months Ended
	Dec. 31, 2017	Dec. 31, 2016
Business Acquisition, Pro Forma Information, Nonrecurring Adjustment [Line Items]
Net sales	$ 523,849	$ 557,672
Net income	$ 73,834	$ 109,736
Earnings per share
Basic	$ 0.52	$ 0.78
Diluted	$ 0.51	$ 0.77
Weighted average ordinary shares outstanding (thousand)
Basic	142,738	140,919
Diluted	143,606	142,050